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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-88518, No. 33-88520, No. 333-53741 and
No. 333-53743) of Rouge Industries, Inc. of our report dated February 2, 2000, except as to the subsequent events described in Note 12 which is as of March 1, 2000, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
Detroit, Michigan
March 17, 2000